SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 28, 2006

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

1700 Lincoln Street, Denver, Colorado 80203

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 28, 2006, the management of the Newmont Retirement Savings Plan for Hourly-Rated Employees and the Newmont Retirement Savings Plan (Non-Union) (the “Plans”) approved a change in the independent accountants of the Plans to Causey, Demgen & Moore Inc. for the fiscal year ending December 31, 2005, and the dismissal of PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2004 and 2003, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2004 and 2003 and the interim period from January 1, 2005 through April 28, 2006, there were no disagreements with PricewaterhouseCoopers LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Plans’ financial statements for such years. No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred within the Plans’ fiscal years ended December 31, 2004 and 2003, or the interim period from January 1, 2005 through April 28, 2006.

The Plans’ management did not consult with Causey, Demgen & Moore Inc. during the fiscal years ended December 31, 2004 and 2003, or during the interim period from January 1, 2005 through April 28, 2006, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plans’ financial statements, relating to which either a written report was provided to the Plans’ management or oral advice was provided that Causey, Demgen & Moore Inc. concluded was an important factor considered by the Plans’ management in reaching a decision as to the accounting, auditing, or financial reporting issue.

The Plans’ management has provided PricewaterhouseCoopers LLP with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of PricewaterhouseCoopers LLP to the disclosures set forth in the section.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
16	Letter from the Plan’s prior independent accountants

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: May 4, 2006

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16	Letter from the Plan’s prior independent accountants

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